                                                                EXHIBIT 4.1

COUNTER SIGNED AND REGISTERED:

             AMERICAN STOCK TRANSFER & TRUST COMPANY

(NEW YORK, NY)                                        TRANSFER AGENT
                                                      AND REGISTRAR

BY                                              AUTHORIZED SIGNATURE


[GRAPHIC]                   [KMOC LOGO]               [GRAPHIC]

COMMON STOCK       KHANTY MANSIYSK OIL CORPORATION    CUSIP [        ]
                                                      SEE RESERVE FOR
                                                      INSTRUCTIONS

THIS
CERTIFIES
THAT





is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO VALUE PER SHARE, OF

-------------------------KHANTY MANSIYSK OIL CORPORATION------------------------
(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, as amended, (copies of which are on file at the Office of the Transfer Agent). To all of which the holder of this Certificate by acceptance hereof asserts.

  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  Date:




       /s/                   [KMOC CORPORATE SEAL]     /s/

       CORPORATE SECRETARY                             DIRECTOR, PRESIDENT AND
                                                       CHIEF EXECUTIVE OFFICER

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common         UNIF GIFT MIN ACT-______ Custodian______
TEN ENT  - as tenants by the entireties                   (Cust)         (Minor)
JT TEN   - as joint tenants with right             under Uniform Gifts to Minors
           of survivorship and not as              Act _________________________
           tenants in common                                   (State)

     Additional abbreviations may also be used though not in the above list.


    For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
     --------------------------



                        --------------------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




Signature(s) Guaranteed:



----------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.






KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.